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                                                                    EXHIBIT 5(C)

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
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY,                                                                   STRATEGIC PARTNERS(SM)
a Prudential Financial Company                                                                               ANNUITY ONE APPLICATION
                                                                                          Flexible Payment Variable Deferred Annuity




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              On these pages, I, you, and your refer to the contract owner. We, us, and our refer to Pruco Life Insurance
              Company of New Jersey.

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[1] CONTRACT        Contract number (if any) |__________________________|

    OWNER           [ ] Individual [ ] Corporation  [ ] UGMA/UTMA  [ ] Other
    INFORMATION
                    Trust:  [ ] Grantor  [ ] Revocable  [ ] Irrevocable  TRUST DATE (mo., day, yr.) |__| |__| |________|


                    If a corporation or trust is indicated above, please check the following as it applies. If neither box is checked, we will provide annual tax reporting for the increasing value of the contract.

                    [ ] Tax-exempt entity under Internal Revenue Code 501

                    [ ] Trust acting as agent for an individual under Internal Revenue Code 72(u)

                    Name of owner (first, middle initial, last name)
                    |_____________________________________________________________________________________________________________|
                     Street                                                                                         Apt.

                    |_____________________________________________________________________________________|        |______________|
                     City                                                       State     Zip code

                    |________________________________________________|          |____|    |_______________|-|______________|
                    Social Security number/EIN      Date of birth (mo., day, year)      Telephone number

                    |___________________________|   |_____|  |____|  |________|         |____|  |____|- |_______|
                    A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien). I am a citizen of

                       [ ] Male        [ ] Resident alien |_______________________________________________________________________|
                                                                  Attach the applicable IRS Form W-8(Ben, ECI, EXP, IMY).
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[2] ANNUITANT       This section must be completed only if the annuitant is not the owner or if the owner is a trust or a
    INFORMATION     corporation.
    Do not          Name of annuitant (first, middle initial, last name)
    complete if you |_____________________________________________________________________________________________________________|
    are opening     Street (Leave address blank if same as owner.)                                                        Apt.
    an IRA.
                    |____________________________________________________________________________________________|  |_____________|
                     City                                                       State                   ZIP code

                    |_________________________________________________________| |___|   |____________|-|____________|
                     Social Security number             Date of birth (mo., day, year)          Telephone number

                    |__________________________|        |___|  |___|  |_______________|         |____|  |______|-|________________|

                    A.  [ ] Female   B.  [ ] U.S. citizen  [ ] I am not a U.S. person (including resident alien). I am a citizen of
                        [ ] Male         [ ] Resident alien     |_________________________________________________________________|

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[3] CO-ANNUITANT    Name of co-annuitant (first, middle initial, last name)
    INFORMATION     |_____________________________________________________________________________________________________________|
    (if any)
    Do not complete  Social Security number             Date of birth (mo., day, year)          Telephone number
    if you are
    opening an IRA  |__________________________|        |___|  |___|  |_______________|         |____|  |______|-|________________|
    or if the
    contract will   A.  [ ] Female   B.  [ ] U.S. citizen  [ ] I am not a U.S. person (including resident alien). I am a citizen of be owned by
    a corporation       [ ] Male         [ ] Resident alien     |_________________________________________________________________|
    or trust.



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Pruco Corporation Office: Pruco Life Insurance Company of New Jersey, Newark, NJ  07102                                 Ed. 10/2002
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ORD 99725 New York                                      Page 1 of 6
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4 BENEFICIARY    [x] PRIMARY CLASS
  INFORMATION
  Please add     Name of beneficiary (first, middle initial, last name)
  additional     If trust, include name of trust and trustee's name.
  beneficiaries  |_____________________________________________________________|
  in section 16.
                 TRUST: [ ] Revocable [ ] Irrevocable
                 Trust date (mo., day, year) |__|  |__|  |____|

                 Beneficiary's relationship to owner |_________________________|

                 Social Security number |____________|

                 CHECK ONLY ONE: [ ] Primary class  [ ] Secondary class

                 Name of beneficiary (first, middle initial, last name)
                 If trust, include name of trust and trustee's name.
                 |_____________________________________________________________|

                 TRUST: [ ] Revocable [ ]  Irrevocable
                 Trust date (mo., day, year) |__|  |__|  |____|

                 Beneficiary's relationship to owner |_________________________|

                 Social Security number |____________|

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5 ELECTION OF    Complete this section if you want to elect Credit. The election
  CREDIT         of Credit to each purchase payment results in a higher
                 insurance and administrative cost and higher withdrawal charges than if the Credit was not elected. The Credit that is
                 allocated to the contract vests upon expiration of the the
                 Right to Cancel period. We reserve the right to recapture any
                 Credit granted within one year of the date of the owner's
                 death.

                 [ ] Yes,I want Credit.

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6 DEATH          THIS SECTION MUST BE COMPLETED. Check one of the Death Benefit
  BENEFIT        options below. The cost of each benefit is in parentheses
                 immediately following the option.

                 [ ] Base Death Benefit. (1.40% without credit; 1.50% with credit)

                 [ ] Guaranteed Minimum Death Benefit (GMDB) with an annual
                 Step-Up option. (1.60% without credit; 1.70% with credit)

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7 INCOME         Check all that apply. The cost of each benefit is in
  BENEFITS       parentheses immediately following the option.

                 [ ] Yes, I would like to elect a Guaranteed Minimum Income
                 Benefit (GMIB). (0.30%)

                 [ ] Yes, I would like to elect the Income Appreciator Benefit
                 (IAB). (0.25%)
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8 TYPE OF        PLAN TYPE.
  PLAN AND
  SOURCE OF      Check only one: [ ] Non-qualified  [ ] Traditional IRA
  FUNDS          ---------------------------------------------------------------
  (minimum of    SOURCE OF FUNDS. Check all that apply:
   $10,000)
                 [ ] Total amount of the check(s) included with this
                     application. (Make checks payable to Prudential.)
                 $   |___|, |_____|, |_____|. |___|

                 [ ] IRA Rollover
                 $   |___|, |_____|, |_____|. |___|
                 If Traditional IRA new contribution(s) for the current and/or previous year, complete the following:
                 $   |__|, |_____|, |___|  Year |_______|
                 $   |_|, |_________|, |___| Year |_______|

                 [ ] 1035 Exchange (non-qualified only), estimated amount:
                 $   |___|, |_____|, |_____|. |___|

                 [ ] IRA Transfer (qualified), estimated amount:
                 $   |___|, |_____|, |_____|. |___|

                 [ ]  Direct Rollover (qualified), estimated amount:
                 $   |___|, |_____|, |_____|. |___|
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ORD 99725 New York                    Page 2 of 6                  Ed. 10/2002
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9 PURCHASE       Please write in the percentage of your payment that you want to
  PAYMENT        allocate to the following options. The total must equal 100
  ALLOCATION(S)  percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW,
                 THE APPLICANT MUST INITIAL THE CHANGES.
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                                        OPTION                                                                 OPTION
INTEREST RATE OPTIONS                   CODES        %       VARIABLE INVESTMENT OPTIONS (CONTINUED)           CODES           %
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
1 Year Fixed-Rate Option                1YRFXD               SP Conservative Asset Allocation Portfolio        CONSB
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Dollar Cost Averaging (DCA) 6 Month*    DCA6                 SP Davis Value Portfolio                          VALUE
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Dollar Cost Averaging (DCA) 12 Month*   DCA12                SP Deutsche International Equity Portfolio        DEUEQ
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VARIABLE INVESTMENT OPTIONS                                  SP Growth Asset Allocation Portfolio              GRWAL
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Prudential Equity Portfolio             STOCK                SP INVESCO Small Company Growth Portfolio         VIFSG
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Prudential Global Portfolio             GLEQ                 SP Jennison International Growth Portfolio        JENIN
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Prudential Jennison Portfolio           GROWTH               SP Large Cap Value Portfolio                      LRCAP
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Prudential Money Market Portfolio       MMKT                 SP MFS Capital Opportunities Portfolio            MFSCO
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Prudential Stock Index Portfolio        STIX                 SP MFS Mid Cap Growth Portfolio                   MFSMC
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Prudential Value Portfolio              HIDV                 SP PIMCO High Yield Portfolio                     HIHLD
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SP Aggressive Growth Asset                                   SP PIMCO Total Return Portfolio                   RETRN
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Allocation Portfolio                    AGGGW                SP Prudential U.S. Emerging Growth Portfolio      EMRGW
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SP AIM Aggressive Growth Portfolio      AIMAG                SP Small/Mid Cap Value Portfolio                  SMDVL
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SP AIM Core Equity Portfolio            AIMCEP               SP Strategic Partners Focus Growth Portfolio      STRPR
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SP Alliance Large Cap Growth Portfolio  LARCP                Janus Aspen Series Growth Portfolio-
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SP Alliance Technology Portfolio        ALLTC                Service Shares                                    JANSR
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SP Balanced Asset Allocation Portfolio  BALAN                Total                                                           100%
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

*THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST $2,000.
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10 DOLLAR COST   If you elect to use more than one Dollar Cost Averaging option,
   AVERAGING     you must also complete a Request for Dollar Cost Averaging
   PROGRAM       Enrollment or Change form (ORD 78275).

                 [ ] DOLLAR COST AVERAGING: I authorize Prudential to
                     automatically transfer funds as indicated below.

                     TRANSFER FROM: (You cannot transfer from the 1 Year
                                     Fixed-Rate option.)*

                     *If you selected the DCA6 or DCA12 option in section 9,
                      only complete the TRANSFER TO information.

                     Option code: |_____|  $ |__________|  or |______|%

                     TRANSFER FREQUENCY: [ ] Annually   [ ] Semiannually
                                         [ ] Quarterly  [ ] Monthly

                     TRANSFER TO: (You cannot transfer to the Interest Rate
                     Options.) The total of the two columns must equal 100 percent.

                     OPTION CODE    PERCENT   OPTION CODE   PERCENT
                     |__________|   |_____|%  |__________|  |______|%
                     |__________|   |_____|%  |__________|  |______|%
                     |__________|   |_____|%  |__________|  |______|%
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ORD 99725 New York                      Page 3 of 6                  Ed. 10/2002
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11 AUTO-         [ ] AUTO-REBALANCING: I want to maintain my allocation
   REBALANCING       percentages. Please have my portfolio mix automatically
                     adjusted as allocated in section 9 under my variable
                     investment options.

                     Adjust my portfolio: [ ] Annually  [ ] Semiannually
                                          [ ] Quarterly [ ] Monthly

                     Please specify the start date if different than the
                     contract date: |___|  |__|  |___|
                                    month  day   year

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12 AUTOMATED     [ ] AUTOMATED WITHDRAWAL: I would like to elect automatic
   WITHDRAWALS       withdrawals from my annuity contract.

                     Automated withdrawals can be made monthly, quarterly, semiannually, or annually. The amount of each withdrawal must be at least $100. You must complete the Request for Partial or Automated Withdrawal form (ORD 78276) in order to specify start date, frequency, and amount of withdrawals.

                     NOTE:AUTOMATIC WITHDRAWALS CANNOT BE USED TO CONTINUE THE
                     CONTRACT BEYOND THE MATURITY DATE. ON THE MATURITY DATE THE
                     CONTRACT MUST ANNUITIZE.

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13 REPLACEMENT   THIS DISCLOSURE STATEMENT SECTION MUST BE COMPLETED IF STATE
   QUESTIONS     REPLACEMENT REGULATIONS REQUIRE. (Check One):
   AND DISCLOSURE
   STATEMENT     [ ] I do have existing life insurance policies or annuity
                     contracts. (You must complete the Important Notice
                     Regarding Replacement form (COMB 89216), whether
                     or not this transaction is considered a replacement.)

                 [ ] I do not have existing life insurance policies or annuity contracts.

                 Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?

                 [ ] Yes [ ] No

                 If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

                 Company name
                 |______________________________________|

                 Policy or contract number  Year of issue (mo., day, year)
                 |_______________________|  |__|  |__|  |____|
                 Name of plan (if applicable)
                 |__________________________|
                 ===============================================================
REPRESEN-        THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.
TATIVE'S
QUESTION         Do you have, from any source, facts that any person named as the owner or joint owner above is replacing or changing any current insurance or annuity in any company?

                 [ ] Yes [ ] No
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14 SIGNATURE(S)  If applying for an IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

                 No representative has the authority to make or change a contract or waive any of the contract rights.

                 I understand that if I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar year that they will be considered as one contract for tax purposes.

                 I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.

                 [ ] If this application is being signed at the time the
                     contract is delivered, I acknowledge receipt of the contract.

                 [ ] Check here to request a Statement of Additional
                     Information.
                                                                     (continued)
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ORD 99725 New York                      Page 4 of 6                  Ed. 10/2002
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14 SIGNATURE(S)  MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE
   (Continued)   REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH THE FUNDS
                 ARE PAID TO PRUDENTIAL:

                 I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner has satisfied their required minimum distributions from other IRA funds.

                 By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

                 We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

                 I hereby represent that my answers to the questions on this application are correct and true to the best of my knowledge and belief. I acknowledge receipt of current product and fund prospectuses.


                 ________________________________________
                 SIGNED AT (CITY, STATE)

                X________________________________________       |___| |___| |__|
                 Contract owner's signature and date            month  day  year

                X________________________________________       |___| |___| |__|
                 Annuitant's signature (if applicable)          month  day  year
                 and date

                X________________________________________       |___| |___| |__|
                 Co-annuitant's signature (if applicable)       month  day  year
                 and date

                 OWNER'S TAX CERTIFICATION

                 Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I HAVE [ ] HAVE NOT [ ] (check one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

                X________________________________________       |___| |___| |__|
                 Contract owner's signature and date            month  day  year

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15 REPRESEN-     Commission Option (For Retail Distribution only, Choose one.):
   TATIVE'S
   SIGNATURE(S)  1. [ ] No Trail  2. [ ] Mid Trail  3. [ ] High Trail

                 Note: If an option is not selected, the default option will be Option 1.

                 This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information provided and as reviewed with the applicant.
                 Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                 The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.


                 ___________________________________    |______________________|
                 Representative's name (Please print)   Rep's contract/FA number


                X___________________________________    |___| |___| |__|
                 Representative's signature and date    month  day  year


                X___________________________________    |___________________|
                 Second representative's name           Rep's contract number
                 (Please print)

                X___________________________________     |___| |___| |__|
                 Second representative's signature       month  day  year
                 and date

                 ___________________________________    |___| |___|-|____|
                 Branch/field name and code             Representative's
                                                        telephone number

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 ORD 99725 New York                     Page 5 of 6                  Ed. 10/2002
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16 ADDITIONAL    ANY REMARKS ENTERED INTO THIS SECTION MUST BE INITIALED AND
   REMARKS       DATED BY ALL PERSONS WHO HAVE SIGNED THIS APPLICATION IN
                 SECTIONS 14 AND 15.

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
                 STANDARD   PRUDENTIAL ANNUITY SERVICE CENTER    OVERNIGHT    PRUDENTIAL ANNUITY SERVICE CENTER
                 MAIL TO:   PO BOX 7590                          MAIL TO:     2101 WELSH ROAD
                            PHILADELPHIA, PA 19101                            DRESHER, PA 19025


                 If you have any questions, please call the Prudential Annuity Service Center at (888) 778-2888 , Monday through
                 Friday between 8:00 a.m. and 8:00 p.m. Eastern time.

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[ORD 99725 New York]                    Page 6 of 6                  Ed. 10/2002
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